Exhibit 1.1
UL Solutions Inc.
Class A Common Stock, Par Value $0.001 Per Share
—————
Underwriting Agreement
[●], 2024
Goldman Sachs & Co. LLC
J.P. Morgan Securities LLC
As representatives (the “Representatives”) of the several Underwriters named in Schedule I hereto
c/o Goldman Sachs & Co. LLC
200 West Street
New York, New York 10282-2198
c/o J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179
Ladies and Gentlemen:
The stockholder named in Schedule II hereto (the “Selling Stockholder”) of UL Solutions Inc., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated in this agreement (this “Agreement”), to sell to the Underwriters named in Schedule I hereto (the “Underwriters”) an aggregate of [●] shares of Class A common stock, par value $0.001 per share and, at the election of the Underwriters, up to [●] additional shares of Class A common stock, par value $0.001 per share, of the Company. The aggregate of [●] shares of Class A common stock to be sold by the Selling Stockholder is herein called the “Firm Shares” and the aggregate of [●] additional shares to be sold by the Selling Stockholder is herein called the “Optional Shares.” The Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the “Shares.” As used herein, the term “Stock” collectively refers to the Company’s Class A common stock and Class B common stock, par value $0.001 per share.
1.    (a)    The Company represents and warrants to, and agrees with, each of the Underwriters that:
(i) A registration statement on Form S–1 (File No. 333-[●]) (the “Initial Registration Statement”) in respect of the Shares has been filed with the Securities and Exchange Commission (the “Commission”); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to the Representatives, excluding exhibits thereto, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Act”), which became effective upon filing, no other document with respect to the Initial Registration Statement has been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose or pursuant to Section 8A of the Act has been initiated or, to the Company’s knowledge, threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a “Preliminary Prospectus”; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the “Registration Statement”; the Preliminary Prospectus relating to the Shares that was included in the Registration Statement immediately prior to the Applicable Time (as defined in Section 1(a)(iii) hereof) is hereinafter called the “Pricing Prospectus”; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the “Prospectus”; any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Act or Rule 163B under the Act is hereinafter called a “Testing-the-Waters Communication”; and any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Act is hereinafter called a “Written Testing-the-Waters Communication”; and any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Shares is hereinafter called an “Issuer Free Writing Prospectus”);
(ii) (A) No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and (B) each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Underwriter Information (as defined in Section 9(c) of this Agreement) or any Selling Stockholder Information (as defined in Section 1(b)(vi) of this Agreement);
(iii) For the purposes of this Agreement, the “Applicable Time” is [●] p.m. (Eastern time) on the date of this Agreement; the Pricing Prospectus, as supplemented by the information listed on Schedule III(c) hereto, taken together (collectively, the “Pricing Disclosure Package”), as of the Applicable Time, did not, and as of each Time of Delivery (as defined in Section 4(a) of this Agreement) will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus [and each Written Testing-the-Waters Communication] does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus, and each Issuer Free Writing Prospectus [and each Written Testing-the-Waters Communication], as supplemented by and taken together with the Pricing Disclosure Package, as of the Applicable Time, did not, and as of each Time of Delivery, will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in reliance upon and in conformity with any Underwriter Information or any Selling Stockholder Information;
(iv) No documents were filed with the Commission by the Company since the Commission’s close of business on the business day immediately prior to the date of this Agreement and prior to the execution of this Agreement, except as set forth on Schedule III(b) hereto;
(v) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will conform, in all material respects to the applicable requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to each part of the Registration Statement, as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, and as of each Time of Delivery, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Underwriter Information or any Selling Stockholder Information;
(vi) Neither the Company nor any of its subsidiaries, has, since the date of the latest audited financial statements included in the Pricing Prospectus, (i) sustained any loss or interference with its business that is material to the Company and its subsidiaries, taken as a whole, from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree or (ii) entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Company and its subsidiaries, taken as a whole, or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries, taken as a whole, in each case otherwise than as set forth or contemplated in the Registration Statement, the Pricing Prospectus and the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, there has not been (x) any material change in the capital stock of the Company (other than as a result of (i) the exercise, if any, of cash-settled stock appreciation rights (“CSARs”), the conversion of any CSARs into stock-settled stock appreciation rights (“SSARs”) or the award, if any, of SSARs, stock options, restricted stock units, performance share units or CSARs in the ordinary course of business pursuant to the Company’s equity plans that are described in the Registration Statement, the Pricing Prospectus and the Prospectus) (ii) the issuance, if any, of stock in settlement or performance cash awards in existence as of the effective date of the Registration Statement, or (iii) the issuance, if any, of stock upon the reclassification and/or conversion of Company securities, in each case, as described in the Registration Statement, the Pricing Prospectus and the Prospectus) or long-term debt of the Company or long-term debt of any of its subsidiaries, which individually or in the aggregate is material to the Company, and its subsidiaries taken as a whole, other than as set forth in the Registration Statement, the Pricing Prospectus and the Prospectus, or (y) any Material Adverse Effect (as defined below); as used in this Agreement, “Material Adverse Effect” shall mean any material adverse change or effect, or any development involving a prospective material adverse change or effect, in or affecting (i) the business, properties, general affairs, management, consolidated financial position, consolidated stockholders’ equity or consolidated results of operations of the Company and its subsidiaries, taken as a whole, except as set forth or contemplated in the Registration Statement, the Pricing Prospectus and the Prospectus, or (ii) the ability of the Company to perform its obligations under this Agreement, including the consummation of the transactions contemplated in the Registration Statement, the Pricing Prospectus and the Prospectus;
(vii) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them that, in each case, is material to the business of the Company and its subsidiaries, taken as a whole, in each case free and clear of all liens, encumbrances and defects except such as are described in the Registration Statement, the Pricing Prospectus and the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them, to the Company’s knowledge, under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;
(viii) Each of the Company and each of its “significant subsidiaries,” as defined in Rule 1-02(w) of Regulation S-X (each a “Subsidiary” and, collectively, the “Subsidiaries”) has been (i) duly incorporated or organized and is validly existing and in good standing under the laws of its jurisdiction of incorporation or organization (to the extent the concept of good standing is applicable in the relevant jurisdiction), with power and authority (corporate, limited liability company and other) to own its properties and conduct its business as described in the Registration Statement, the Pricing Prospectus and the Prospectus, and (ii) duly qualified as a foreign corporation or other business entity for the transaction of business and is in good standing (if applicable) under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except, in the case of this clause (ii), where the failure to be so qualified or in good standing (if applicable) would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect. The only subsidiaries of the Company are (A) those Subsidiaries listed on Schedule IV hereto and (B) certain other subsidiaries which, considered in the aggregate as a single subsidiary, do not constitute a “significant subsidiary,” as defined in Rule 1-02(w) of Regulation S-K;
(ix) The Company has an authorized capitalization as set forth in the Pricing Prospectus and all of the issued shares of capital stock of the Company, including the Shares to be sold by the Selling Stockholder, have been duly and validly authorized and issued and are fully paid and non-assessable and conform in all material respects to the descriptions contained in the Pricing Disclosure Package and the Prospectus; and, except as disclosed in the Pricing Disclosure Package and the Prospectus, all of the issued shares of capital stock of each Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except, in the case of any foreign Subsidiary, for directors’ qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;
(x) The sale of the Shares to be sold by the Selling Stockholder and the compliance by the Company with this Agreement and the consummation of the transactions contemplated in this Agreement and the Pricing Prospectus will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (A) any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (B) the certificate of incorporation, limited liability company agreement or by-laws (or other applicable organizational document) of the Company or any of its Subsidiaries, or (C) any statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except, in the case of clauses (A) and (C), as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except such as have been obtained under the Act, the approval by the Financial Industry Regulatory Authority (“FINRA”) of the underwriting terms and arrangements, the approval for listing on the New York Stock Exchange (the “Exchange”) and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;
(xi) Neither the Company nor any of its Subsidiaries is (i) in violation of its certificate of incorporation or by-laws (or other applicable organizational document), (ii) in violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties, or (iii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except, in the case of the foregoing clauses (ii) and (iii), for such violations or defaults as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;
(xii) The statements set forth in the Pricing Prospectus and the Prospectus under the caption “Description of Capital Stock,” insofar as they purport to constitute a summary of the terms of the Stock, and under the captions “Material U.S. Federal Income Tax Considerations for Non U.S. Holders of Our Class A Common Stock” and “Underwriting,” insofar as they purport to describe the provisions of laws and the documents referred to therein, are accurate, complete and fair in all material respects;
(xiii) Other than as set forth in the Registration Statement, the Pricing Prospectus and the Prospectus, there are no legal, governmental or regulatory investigations, actions, demands, claims, suits, arbitrations, inquiries or proceedings (“Actions”) pending to which the Company or any of its subsidiaries or, to the Company’s knowledge, any officer or director of the Company is a party or of which any property of the Company or any of its subsidiaries or, to the Company’s knowledge, any officer or director of the Company is the subject which, if determined adversely to the Company or any of its subsidiaries (or such officer or director), would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and, to the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or others; there are no current or pending Actions that are required under the Act to be described in the Registration Statement, the Pricing Prospectus or the Prospectus that are not so described therein; and there are no statutes, regulations or contracts or other documents that are required under the Act to be filed as exhibits to the Registration Statement or described in the Registration Statement, the Pricing Prospectus or the Prospectus that are not so filed as exhibits to the Registration Statement or described in the Registration Statement, the Pricing Prospectus and the Prospectus;

(xiv) The Company is not required to register as an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended;
(xv) At the time of filing the Initial Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or any offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Shares, and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined under Rule 405 under the Act;
(xvi) PricewaterhouseCoopers LLP, who has certified certain financial statements of the Company and its subsidiaries, is an independent registered public accounting firm as required by the Act and the rules and regulations of the Commission thereunder;
(xvii) The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) that (i) comply with the requirements of the Exchange Act applicable to the Company, (ii) has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles (“GAAP”) and (iii) is sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorization, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (iv) interactive data in eXtensible Business Reporting Language included in the Registration Statement, the Pricing Prospectus and the Prospectus fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto. Except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, the Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting (it being understood that this subsection shall not require the Company to comply with Section 404 of the Sarbanes Oxley Act of 2002, as amended (“Sarbanes Oxley Act”), and the rules and regulations promulgated thereunder as of an earlier date than it would otherwise be required to so comply under applicable law);
(xviii) The interactive data in eXtensible Business Reporting Language included in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto;
(xix) Except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, since the date of the latest audited financial statements included in the Pricing Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially and adversely affected, or is reasonably likely to materially and adversely affect, the Company’s internal control over financial reporting;

(xx) The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act applicable to the Company; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective;
(xxi) The Company has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by the Company;
(xxii) Neither the Company nor any of its subsidiaries, nor any director, officer or employee of the Company or any of its subsidiaries nor, to the knowledge of the Company, any agent, affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) received, made, offered, promised or authorized any direct or indirect unlawful payment, contribution, property, gift, entertainment or other unlawful expense (or taken any act in furtherance thereof); or (ii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or the rules and regulations thereunder, the Bribery Act 2010 of the United Kingdom or any other applicable anti-corruption, anti-bribery or related law, statute or regulation (collectively, “Anti-Corruption Laws”); the Company, its subsidiaries and, to the Company’s knowledge, its affiliates have conducted their businesses in compliance with Anti-Corruption Laws and have instituted and maintained and will continue to maintain policies and procedures reasonably designed to promote and achieve compliance with such laws and with the representations and warranties contained herein;
(xxiii) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with the requirements of applicable anti-money laundering laws, including, but not limited to, the Bank Secrecy Act of 1970, as amended by the USA PATRIOT ACT of 2001, and the rules and regulations promulgated thereunder, and the anti-money laundering laws of the various jurisdictions in which the Company and its subsidiaries conduct business (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened;
(xxiv) Neither the Company nor any of its subsidiaries, nor any director, officer or employee of the Company or any of its subsidiaries nor, to the knowledge of the Company, any agent, affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries is (i) currently the subject or the target of any sanctions administered or enforced by the U.S. Government, including, the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person,” the European Union or any member state thereof, His Majesty’s Treasury, or the United Nations Security Council (collectively, “Sanctions”), or (ii) located, organized, or resident in a country or territory that is the subject or target of territory-wide Sanctions (as of the date of this Agreement, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, the non-government controlled areas of Zaporizhzhia and Kherson, the Crimea Region of Ukraine, Cuba, Iran, North Korea, and Syria) (a “Sanctioned Jurisdiction”); neither the Company nor any of its subsidiaries is engaged in, or has, at any time since April 24, 2019, engaged in, any dealings or transactions with or involving any individual or entity that was or is, as applicable, at the time of such dealing or transaction, the subject or target of Sanctions or with any Sanctioned Jurisdiction in violation of Sanctions; and the Company and its subsidiaries have instituted, and maintain, policies and procedures designed to promote and achieve continued compliance with Sanctions;
(xxv) The financial statements included in the Registration Statement, the Pricing Prospectus and the Prospectus, together with the related schedules and notes, present fairly in all material respects the financial position of the Company and its subsidiaries at the dates indicated and the consolidated statements of operations, consolidated statements of stockholders’ equity and consolidated statements of cash flows of the Company and its subsidiaries for the periods specified; said financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved. The supporting schedules, if any, present fairly in all material respects and in accordance with GAAP the information required to be stated therein. The summary financial information included in the Registration Statement, the Pricing Prospectus and the Prospectus present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included therein. Except as included therein, no historical or pro forma financial statements are required to be included in the Registration Statement, the Pricing Prospectus or the Prospectus under the Act or the rules and regulations promulgated thereunder. All disclosures contained in the Registration Statement, the Pricing Prospectus and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Act, to the extent applicable;
(xxvi) The Company and each of its subsidiaries (i) own or otherwise possess adequate rights to use all patents, trademarks, service marks, trade names, and copyrights, and in each case whether or not registered or published, all registrations, applications, extensions and renewals of any of the foregoing, domain names, licenses, know-how, software, systems and technology (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures and other intellectual property) (collectively, “Intellectual Property”) necessary for the conduct of their respective businesses as currently conducted, (ii) do not, to the knowledge of the Company, through the conduct of their respective businesses, infringe, misappropriate, or otherwise violate any such Intellectual Property rights of others, and (iii) have not received any written notice of any claim of infringement, misappropriation, or other violation of such Intellectual Property rights of others, except, with respect to each of (i) through (iii), as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;
(xxvii) Except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, the Company and each of its subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) (i) are adequate in all material respects for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and each of its subsidiaries as currently conducted, (ii) have not materially malfunctioned or failed, and (iii) to the knowledge of the Company, are free of all material bugs, errors, defects, Trojan horses, time bombs, back doors, drop-dead devices and malware including software or hardware components that are designed to interrupt use of, permit unauthorized access to or disable, damage or erase the IT Systems and data; the Company and each of its subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures and safeguards consistent with applicable regulatory requirements and customary industry practices, that are designed to maintain and protect information defined as “personal information,” “personal data” or “personally identifiable information” under applicable law (“Personal Data”), used, gathered or accessed in connection with their businesses, and have used reasonable efforts, including entering into contractual commitments to the extent required under applicable law, to require all third parties acting on behalf of the Company or any of its subsidiaries to maintain and implement the same, and the integrity, continuous operation and security of all IT Systems used to process Personal Data, and there have been no material breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been remedied without material cost or liability or the duty to notify any other person and except as otherwise described or contemplated in the Registration Statement, the Pricing Prospectus and Prospectus, nor any incidents under internal review or investigations relating to the same; the Company and each of its subsidiaries are presently in compliance in all material respects with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, publicly facing policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from loss and against unauthorized use, access, misappropriation, modification, disclosure or other misuse (together, “Privacy Requirements”); the Company and each of its subsidiaries maintain commercially reasonable backup and disaster recovery plans; and none of the Company or any of its subsidiaries have received any written notices of claims, investigations or regulatory inquiries related to or alleging the violation of any Privacy Requirements;
(xxviii) No forward-looking statement (within the meaning of Section 27A of the Act and Section 21E of the Exchange Act) included in any of the Registration Statement, the Pricing Prospectus or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith;
(xxix) Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in each of the Registration Statement, the Pricing Prospectus and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects;
(xxx) There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any applicable provision of the Sarbanes-Oxley Act, including Section 402 related to loans and Sections 302 and 906 related to certifications;
(xxxi) Neither the Company nor any of its affiliates has taken or will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company or any of its subsidiaries in connection with the offering of the Shares;
(xxxii) Except as described in the Registration Statement, the Pricing Prospectus and the Prospectus, the Company and each of its subsidiaries have such permits, licenses, approvals, consents, franchises, certificates of need and other approvals or authorizations of governmental or regulatory authorities (“Permits”) as are necessary under applicable law to own their respective properties and conduct their respective businesses in the manner described in the Registration Statement, the Pricing Prospectus and the Prospectus, except for any of the foregoing that would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received notice of any proceedings related to the revocation or modification of any such Permits that, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect;
(xxxiii) The Company and its subsidiaries, taken as a whole, are insured against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged and as required by law, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;
(xxxiv) [Reserved.];
(xxxv) No labor disturbance by or dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent that, in any case, would reasonably be expected to have a Material Adverse Effect. The Company and its subsidiaries are in compliance with the labor and employment laws and collective bargaining agreements applicable to their employees, except where the failure to be so in compliance has not had and would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect;
(xxxvi) (i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company or, solely with respect to any such plan that is subject to Title IV of ERISA, any member of its “Controlled Group” (defined as any entity, whether or not incorporated, that is under common control with the Company within the meaning of Section 4001(a)(14) of ERISA or any entity that would be regarded as a single employer with the Company under Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) has any liability, whether fixed or contingent, (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has been engaged in by the Company with respect to any Plan, excluding transactions effected pursuant to a statutory or administrative exemption; (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, (A) no such Plan has failed (whether or not waived), or is reasonably expected to fail, to satisfy the minimum funding standards (within the meaning of Section 302 of ERISA or Section 412 of the Code) applicable to such Plan, (B) no such Plan is, or is reasonably expected to be, in “at risk status” (within the meaning of Section 303(i) of ERISA) and (C) no such Plan that is a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA is in “endangered status” or “critical status” (within the meaning of Sections 304 and 305 of ERISA) (iv) no “reportable event” (within the meaning of Section 4043(c) of ERISA and the regulations promulgated thereunder) has occurred or is reasonably expected to occur; (v) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified, and, to the knowledge of the Company, nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification; (vi) neither the Company nor any member of the Controlled Group has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guarantee Corporation, in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA); (vii) to the Company’s knowledge, there is no pending audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other governmental agency or any foreign regulatory agency with respect to any Plan; and (viii) none of the following events has occurred or is reasonably likely to occur: (A) an increase in the aggregate amount of contributions required to be made to all Plans subject to Title IV of ERISA by the Company or its Controlled Group affiliates in the current fiscal year of the Company and its Controlled Group affiliates compared to the amount of such contributions made in the Company’s and its Controlled Group affiliates’ most recently completed fiscal year; or (B) an increase in the Company and its Subsidiaries’ “accumulated post-retirement benefit obligations” (within the meaning of Accounting Standards Codification Topic 715-60) compared to the amount of such obligations in the Company and its subsidiaries’ most recently completed fiscal year, except in each case with respect to the events or conditions set forth in (i) through (viii) hereof, as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;
(xxxvii) Except as described in the Registration Statement, the Pricing Prospectus and the Prospectus, the Company and each of its subsidiaries (i) are in compliance with all laws, regulations, ordinances, rules, orders, judgments, decrees or other legal requirements of any governmental authority, including without limitation any international, foreign, national, state, provincial, regional, or local authority, relating to pollution, the protection of human health or safety (as it relates to exposure to hazardous or toxic substances or wastes), the environment, or natural resources, or to the use, handling, storage, manufacturing, transportation, treatment, discharge, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”) applicable to such entity, which compliance includes, without limitation, obtaining, maintaining and complying with all permits, authorizations and approvals required by Environmental Laws to conduct their respective businesses, and (ii) have not received notice or otherwise have knowledge of any actual or alleged violation of Environmental Laws, or of any actual or potential liability for or other obligation concerning the presence, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in the case of clause (i) or (ii) where such non-compliance, violation, liability, or other obligation would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as described in the Registration Statement, the Pricing Prospectus and the Prospectus, (x) there are no proceedings that are pending, or known to be contemplated, against the Company or any of its subsidiaries under Environmental Laws in which a governmental authority is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $300,000 or more will be imposed, (y) the Company and its subsidiaries are not aware of any issues regarding compliance with Environmental Laws, including any pending or proposed Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that would reasonably be expected to have a Material Adverse Effect, and (y) neither the Company nor any of its subsidiaries anticipate material capital expenditures relating to Environmental Laws;
(xxxviii) The Company and each of its subsidiaries have filed all federal, state, local and foreign tax returns required to be filed through the date of this Agreement, or have requested extensions thereof, and have paid all taxes required to be paid thereon (except for where the failure to file or pay would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, or except as currently being contested in good faith and for which reserves required by GAAP have been created in the financial statements of the Company or its applicable subsidiary), and no tax deficiency has been determined adversely to the Company or any of its subsidiaries that has had (nor has the Company nor any of its subsidiaries received written notice or have knowledge of any tax deficiency which could reasonably be expected to be determined adversely to the Company or its subsidiaries and which could reasonably be expected to have) a Material Adverse Effect;
(xxxix) Except as described in the Registration Statement, the Pricing Prospectus and the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act;
(xl) Except as described in the Registration Statement, the Pricing Prospectus and the Prospectus, neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any of its subsidiaries or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares;
(b)    The Selling Stockholder represents and warrants to, and agrees with, each of the Underwriters and the Company that:
(i) All consents, approvals, authorizations and orders necessary for the execution and delivery by the Selling Stockholder of this Agreement, and for the sale and delivery of the Shares to be sold hereunder, have been obtained; and the Selling Stockholder has full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Shares to be sold hereunder;
(ii) The sale of the Shares to be sold hereunder and the compliance by the Selling Stockholder with this Agreement and the consummation of the transactions herein contemplated will (A) not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the property or assets of the Selling Stockholder is subject, nor will such action result in any violation of the provisions of (B) the Selling Stockholder’s Certificate of Incorporation or By-laws, or any (C) statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Stockholder or any of its subsidiaries or any property or assets of the Selling Stockholder, except, in the case of (A) or (C), for any conflict, breach or violation that would not, individually or in the aggregate, materially impair the ability of the Selling Stockholder to consummate the transactions contemplated by this Agreement; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental body or agency is required for the performance by the Selling Stockholder of its obligations under this Agreement and the consummation by the Selling Stockholder of the transactions contemplated by this Agreement in connection with the Shares to be sold hereunder, except the registration under the Act of the Shares and such consents, approvals, authorizations, orders, registrations or qualifications as may be required by FINRA, the Exchange or under the Exchange Act or applicable state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters or as have already been obtained, or where the failure to obtain any such consent, approval, authorization, order, registration, or qualification would not, individually or in the aggregate, reasonably be expected to materially impair the ability of the Selling Stockholder to consummate the transactions contemplated by this Agreement;
(iii) Immediately prior to each Time of Delivery (as defined in Section 4 hereof) the Selling Stockholder will have, good and valid title to, or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code in respect of, the Shares to be sold hereunder at such Time of Delivery, free and clear of all liens, encumbrances, equities or claims; and, upon delivery of the Shares and payment therefor pursuant hereto, good and valid title to the Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters;
(iv) On or prior to the date of the Pricing Prospectus, the Selling Stockholder has executed and delivered to the Underwriters a lock-up agreement substantially in the form of Annex I hereto.
(v) The Selling Stockholder has not taken and will not take, directly or indirectly, any action that is designed to or that has constituted or might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;
(vi) To the extent that any statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by the Selling Stockholder pursuant to Items 7 and 11(m) of Form S–1 expressly for use therein (it being understood and agreed that the only such information consists of the following information furnished on behalf of such Selling Stockholder: its name, its address and the number of shares of Stock owned by such Selling Stockholder before and after the offering contemplated hereby and the other information with respect to such Selling Stockholder (other than percentages) that appears in the table and corresponding footnotes under the caption “Principal and Selling Stockholders” in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto (such information, the “Selling Stockholder Information”), such Registration Statement and Preliminary Prospectus did, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading;
(vii) [Reserved.];
(viii) The Selling Stockholder will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, (i) to fund or facilitate any activities of or business with any person, or in any country or territory, that, at the time of such funding, is the subject or the target of Sanctions (including, for the avoidance of doubt, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, the non-

government controlled areas of Zaporizhzhia and Kherson, the Crimea Region of Ukraine, Cuba, Iran, North Korea, and Syria), or in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions, or (ii) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of any Money Laundering Laws or any Anti-Corruption Laws; and
(ix) The Selling Stockholder is not prompted by any material non-public information concerning the Company or any of its subsidiaries that is not disclosed in the Pricing Prospectus to sell its Shares pursuant to this Agreement.
2.    Subject to the terms and conditions herein set forth, (a) the Selling Stockholder agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Selling Stockholder, at a purchase price per share of $[●], the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Selling Stockholder agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Selling Stockholder, at the purchase price per share set forth in clause (a) of this Section 2 (provided that the purchase price per Optional Share shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Shares but not payable on the Optional Shares), that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by the Representatives so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction, the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.
The Selling Stockholder hereby grants to the Underwriters the right to purchase at their election up to [●] Optional Shares, at the purchase price per share set forth in the paragraph above, provided that the purchase price per Optional Share shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Shares but not payable on the Optional Shares. Any such election to purchase Optional Shares may be exercised only by written notice from the Representatives to the Company and the Selling Stockholder, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery or, unless the Representatives, the Company and the Selling Stockholder otherwise agree in writing, earlier than one or later than ten business days after the date of such notice.
3.    Upon the authorization by the Company and the Selling Stockholder of the release of the Shares, the several Underwriters propose to offer the Shares for sale upon the terms and conditions set forth in the Pricing Disclosure Package and the Prospectus.
4.    (a) The Shares to be purchased by each Underwriter hereunder, in definitive or book-entry form, and in such authorized denominations and registered in such names as the Representatives may request upon at least twenty-four hours’ prior notice to the Company and the Selling Stockholder shall be delivered by or on behalf of the Selling Stockholder to the Representatives, through the facilities of the Depository Trust Company (“DTC”), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the accounts specified by the Selling Stockholder to the Representatives at least twenty-four hours in advance. The Selling Stockholder will cause the certificates, if any, representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (the “Designated Office”). The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., New York City time, on [●], 2024 or such other time and date as the Representatives, the Company and the Selling Stockholder may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York City time, on the date specified by the Representatives in each written notice given by the Representatives of the Underwriters’ election to purchase such Optional Shares, or such other time and date as the Representatives, the Company and the Selling Stockholder may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the “First Time of Delivery”, each such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the “Second Time of Delivery”, and each such time and date for delivery is herein called a “Time of Delivery”.
(b)    The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross receipt for the Shares and any additional documents reasonably requested by the Underwriters pursuant to Section 8(l) hereof will be delivered electronically at the offices of Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153 (the “Closing Location”), and the Shares will be delivered at the Designated Office, all at such Time of Delivery. A meeting (held virtually, telephonically or otherwise) will be held at the Closing Location at 5:00 p.m., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday, which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.
5.    The Company agrees with each of the Underwriters:
(a)    To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act prior to the earlier of (i) the First Time of Delivery and (ii) the Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the last Time of Delivery which shall be disapproved by the Representatives promptly after reasonable notice thereof; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed and to furnish the Representatives with copies thereof; to file promptly all materials required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order suspending the effectiveness of the Registration Statement or any part thereof or preventing or suspending the use of any Preliminary Prospectus or other prospectus in respect of the Shares, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order suspending the effectiveness of the Registration Statement or any part thereof preventing or suspending the use of any Preliminary Prospectus or other prospectus or suspending any such qualification, to promptly use its reasonable best efforts to obtain the withdrawal of such order;
(b)    Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as the Representatives may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation (where not otherwise required), file a general consent to service of process in any jurisdiction (where not otherwise required) or subject itself to taxation in any such jurisdiction in which it was not otherwise subject to taxation;
(c)    Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement (or such later time as may be agreed by the Company and the Representatives) and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in New York City in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Act, to notify the Representatives and upon the Representatives’ request to prepare and furnish without charge to each Underwriter and to any dealer in securities (whose name and address the Underwriters shall furnish to the Company) as many written and electronic copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon the Representatives’ request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as the Representatives may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;
(d)    To make generally available to its securityholders as soon as practicable (which may be satisfied by filing with the Commission’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”)), but in any event not later than sixteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);
(e)    (1)    During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus (the “Company Lock-Up Period”), not to (i) offer, sell, contract to sell, pledge, grant any option to purchase, hedge, make any short sale or otherwise transfer or dispose of, directly or indirectly, or file with or confidentially submit to the Commission a registration statement under the Act relating to, any securities of the Company that are substantially similar to the Shares, including but not limited to any options or warrants to purchase shares of Stock or any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities, or publicly disclose the intention to make any offer, sale, pledge, disposition or filing or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Stock or any such other securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Stock or such other securities, in cash or otherwise (other than the Shares to be sold hereunder or pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), without the prior written consent of the Representatives, provided that confidential or non-public submissions to the Commission of any registration statements under the Securities Act may be made if and only if (x) no public announcement of such confidential or non-public submission shall be made during the Restricted Period and (y) the Company shall have provided the Representatives prior written notice (including by way of email) of its intention to confidentially submit a draft registration statement with the Commission at least three business days prior to such confidential or non-public submission;
(2)    The restrictions set forth in Section 5(e)(1) above shall not apply to (A) the Shares to be sold hereunder; (B) the issuance by the Company of shares of Stock, or securities convertible into, exercisable or exchangeable for or that represent the right to receive shares of Stock, upon the exercise of any securities convertible into, exercisable or exchangeable for or that represent the right to receive shares of Stock (including, but not limited to, CSARs and SSARs), pursuant to the Company’s equity plans described in the Registration Statement, the Pricing Prospectus and the Prospectus (the “Plans”); (C) grants of CSARs, SSARs or other equity awards, including, but not limited to, stock options, restricted stock units or performance share units and the issuance by the Company of shares of Stock or securities convertible into, exercisable or exchangeable for or that represent the right to receive shares of Stock (whether upon the exercise, vesting or settlement of CSARs, SSARs, other equity awards or otherwise) to the Company’s employees, officers, directors, advisors or consultants, pursuant to the Plans; (D) the filing by the Company of a registration statement on Form S-8 or any successor form thereto relating to the issuance, vesting, exercise or settlement of equity awards granted or to be granted pursuant to any Plan or any assumed benefit plan pursuant to an acquisition or similar strategic corporate transaction; (E) the issuance of or entry into an agreement to issue shares of Stock or any securities substantially similar to Stock or convertible into, exercisable or exchangeable for or that represent the right to receive Stock in connection with one or more mergers, acquisitions of securities, businesses, property or other assets, products or technologies, joint ventures, commercial relationships or other strategic corporate transaction or alliances, provided that (x) the aggregate amount of Stock or any securities convertible into or exercisable or exchangeable for Common Stock that the Company may issue or agree to issue pursuant to this clause (E) shall not exceed 10% of the total number of shares of Common Stock of the Company issued and outstanding immediately following the completion of the transactions contemplated by this Agreement and (y) the recipients thereof shall execute a lock-up agreement substantially in the form of Annex I hereto, to the extent not already executed as of the date of this Agreement; or (F) facilitating the establishment of a trading plan on behalf of a stockholder, officer or director of the Company pursuant to Rule 10b5-1 under the Exchange Act for the transfer of shares of Stock, provided that (i) such plan does not provide for the transfer of shares of Stock during the Company Lock-Up Period and (ii) to the extent a public announcement or filing under the Exchange Act, if any, is required of or voluntarily made by the Company regarding the establishment of such plan, such announcement or filing shall include a statement to the effect that no transfer of shares of Stock may be made under such plan during the Company Lock-Up Period;
(f)    During a period of three years from the effective date of the Registration Statement, for so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act, to furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its stockholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail; provided, however, that the Company may satisfy the requirements of this Section 5(f) by filing such information through EDGAR;
(g)    During a period of three years from the effective date of the Registration Statement, so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act, to furnish to the Representatives copies of all reports or other communications (financial or other) furnished to stockholders, and to deliver to the Representatives (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as the Representatives may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission); provided, however, that the Company may satisfy the requirements of this Section 5(g) by filing such information through EDGAR;
(h)    If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 3a(c) of the Commission’s Informal and Other Procedures (17 CFR 202.3a); and

(i)    Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks, service marks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Shares (the “License”); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred.
6.    (a)    The Company represents and agrees that, without the prior consent of the Representatives, it has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Act; the Selling Stockholder represents and agrees that, without the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Shares that would constitute a free writing prospectus; and each Underwriter represents and agrees that, without the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Shares that would constitute a free writing prospectus required to be filed with the Commission; any such free writing prospectus the use of which has been consented to by the Company and the Representatives is listed on Schedule III(a) hereto;
(b)    The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and the Company represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Act to avoid a requirement to file with the Commission any electronic roadshow;
(c)    The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus [or Written Testing-the-Waters Communication] prepared or authorized by the Company any event occurred or occurs as a result of which such Issuer Free Writing Prospectus [or Written Testing-the-Waters Communication] would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof as soon as practicable to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus, [Written Testing-the-Waters Communication] or other document which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in any Issuer Free Writing Prospectus made in reliance upon and in conformity with the Underwriter Information; [and]
(d)    The Company represents and agrees that (i) it has not engaged in, or authorized any other person to engage in, any Testing-the-Waters Communications[, other than Testing-the-Waters Communications with the prior consent of the Representatives with entities that the Company reasonably believes are qualified institutional buyers as defined in Rule 144A under the Act or institutions that are accredited investors as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Act]; and (ii) it has not distributed, or authorized any other person to distribute, any Written Testing-the-Waters Communication[, other than those distributed with the prior consent of the Representatives that are listed on Schedule III(d) hereto; and the Company reconfirms that the Underwriters have been authorized to act on its behalf in engaging in Testing-the-Waters Communications]; and [.]

(e)    [Each Underwriter represents and agrees that any Testing-the-Waters Communications undertaken by it were with entities that such Underwriter reasonably believes are qualified institutional buyers as defined in Rule 144A under the Act or institutions that are accredited investors as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Act.]
7.    The Company and the Selling Stockholder covenant and agree with one another and with the several Underwriters that (a) the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing, reproduction and filing of the Registration Statement, any Preliminary Prospectus, [any Written Testing-the-Waters Communication,] any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable and documented fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iv) all fees and expenses in connection with listing the Shares on the Exchange; (v) the filing fees incident to, and the reasonable and documented fees and disbursements of counsel for the Underwriters in connection with, any required review by FINRA of the terms of the sale of the Shares (provided that the amount payable by the Company with respect to fees and disbursement of counsel for the Underwriters pursuant to subsections (iii) and (v) shall not exceed $25,000 in the aggregate); (vi) the cost of preparing stock certificates; if applicable (vii) the cost and charges of any transfer agent or registrar; (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section; and (ix) all costs and expenses incident to the performance of the Selling Stockholder’s obligations hereunder which are not otherwise specifically provided for in this Section 7, including all expenses and taxes incident to the sale and delivery of the Shares to be sold by the Selling Stockholder to the Underwriters hereunder, notwithstanding the carrying costs referenced in the immediately following sentence; and (b) the Selling Stockholder will pay or cause to be paid any fees and expenses of counsel for the Selling Stockholder. In connection with clause (a)(ix) of the preceding sentence, the Representatives agree to pay New York State stock transfer tax, and the Selling Stockholder agrees to reimburse the Representatives for associated carrying costs if such tax payment is not rebated on the day of payment and for any portion of such tax payment not rebated. It is understood that the Company shall bear, and the Selling Stockholder shall not be required to pay or to reimburse the Company for, the cost of any other matters not directly relating to the sale and purchase of the Shares pursuant to this Agreement, and that, except as provided in this Section 7, and Sections 9 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, any advertising expenses connected with any offers they may make and their own lodging, travel and meal expenses (including meal expenses for potential investors) in connection with any roadshow, and the Underwriters will be responsible for 50% of the cost of any chartered plane or other transportation chartered in connection with any roadshow presentation to investors undertaken in connection with the offering of the Shares hereunder.

8.    The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and the Selling Stockholder herein are, at and as of the Applicable Time and such Time of Delivery, true and correct (except to the extent such representations and warranties speak as of another date, in which case such representations and warranties shall be true and correct as of such other date), the condition that the Company and the Selling Stockholder shall have performed each of its obligations hereunder theretofore to be performed, and the following additional conditions:
(a)    The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; all materials required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433; if the Company has elected to rely upon Rule 462(b) under the Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose or pursuant to Section 8A of the Act shall have been initiated or threatened by the Commission no stop order suspending or preventing the use of the Pricing Prospectus, Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives’ reasonable satisfaction;
(b)    Weil, Gotshal & Manges LLP, counsel for the Underwriters, shall have furnished to the Representatives such written opinion or opinions and negative assurance letter, dated such Time of Delivery, in form and substance satisfactory to the Representatives, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;
(c)    Latham & Watkins LLP, counsel for the Company, shall have furnished to the Representatives their written opinion and negative assurance letter, dated such Time of Delivery, in form and substance reasonably satisfactory to the Representatives;
(d)    Latham & Watkins LLP, counsel for the Selling Stockholder, shall have furnished to the Representatives their written opinion with respect to the Selling Stockholder, dated the First Time of Delivery, in form and substance satisfactory to the Representatives;
(e)    On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, PricewaterhouseCoopers LLP shall have furnished to the Representatives a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Representatives;
(f)    Other than as set forth or contemplated in the Registration Statement, the Pricing Prospectus and the Prospectus, (i) neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Pricing Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, and (ii) since the respective dates as of which information is given in the Pricing Prospectus there shall not have been any change in the capital stock (other than as a result of (A) the exercise, if any, of CSARs or the award, if any, of SSARs, stock options, restricted stock or CSARs in the ordinary course of business pursuant to the Plans, (B) the issuance, if any, of stock in settlement or performance cash awards in existence as of the effective date of the Registration Statement or (C) the issuance, if any, of stock upon the reclassification and/or conversion of Company securities, in each case, as described in the Registration Statement, the Pricing Prospectus and the Prospectus) or long-term debt of the Company or long-term debt of any of its subsidiaries, or any change or effect, or any development involving a prospective change or effect, in or affecting (x) the business, properties, general affairs, management, consolidated financial position, consolidated stockholders’ equity or consolidated results of operations of the Company and its subsidiaries, taken as a whole, except as set forth or contemplated in the Pricing Prospectus, or (y) the ability of the Company to perform its obligations under this Agreement, including the consummation of the transactions contemplated in the Registration Statement, the Pricing Prospectus and the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the Representatives’ judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Registration Statement, the Pricing Prospectus and the Prospectus;
(g)    On or after the Applicable Time, no downgrading shall have occurred in the rating accorded the Company’s debt securities by any “nationally recognized statistical rating organization”, as that term is defined by the Commission under Section 3(a)(62) of the Exchange Act;
(h)    On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the Exchange; (ii) a suspension or material limitation in trading in the Company’s securities on the Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or European Union or the declaration by the United States or European Union of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the Representatives’ judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Pricing Disclosure Package and the Prospectus;
(i)    The Shares to be sold at such Time of Delivery shall have been duly listed on the Exchange;
(j)    The Company shall have obtained and delivered to the Underwriters executed copies of an agreement from each officer, director, and stockholder of the Company listed on Schedule II hereto, substantially to the effect set forth in Annex I hereto in form and substance satisfactory to the Representatives;

(k)    The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement;
(l)    The Company and the Selling Stockholder shall have furnished or caused to be furnished to the Representatives at such Time of Delivery certificates of officers of the Company and of the Selling Stockholder, respectively, reasonably satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company and the Selling Stockholder, respectively, herein at and as of such Time of Delivery, as to the performance by the Company and the Selling Stockholder of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and, as to such other matters as the Representatives may reasonably request, the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (f) of this Section 8;
(m)    The Company shall have furnished or caused to be furnished to the Representatives on the date hereof and at each Time of Delivery a certificate of the Chief Financial Officer of the Company, in such capacity, in a form and substance reasonably satisfactory to the Representatives; and
(n)    In order to document the Underwriters’ compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, the Selling Stockholder will deliver to the Representatives prior to or at the First Time of Delivery (as defined in Section 4 hereof) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).
9.    (a)    The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus, any “roadshow” as defined in Rule 433(h) under the Act (a “roadshow”), any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act [or any Testing-the-Waters Communication] prepared or authorized by the Company, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter, as applicable, for any reasonable and documented out-of-pocket legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, any roadshow [or any Testing-the-Waters Communication], in reliance upon and in conformity with the Underwriter Information.

(b)    The Company will indemnify and hold harmless the Selling Stockholder against any losses, claims, damages or liabilities to which the Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus, any “roadshow” as defined in Rule 433(h) under the Act (a “roadshow”), any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act [or any Testing-the-Waters Communication] prepared or authorized by the Company, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Selling Stockholder for any reasonable and documented out-of-pocket legal or other expenses reasonably incurred by the Selling Stockholder in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, any roadshow [or any Testing-the-Waters Communication], in reliance upon and in conformity with the Selling Stockholder Information.
(c)    The Selling Stockholder will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus, any roadshow [or any Testing-the-Waters Communication], or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Selling Stockholder shall be liable only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus, any roadshow [or any Testing-the-Waters Communication] in reliance upon and in conformity with the Selling Stockholder Information; provided, that the liability under this subsection of the Selling Stockholder shall not exceed an amount equal to the net proceeds (after deducting underwriting commissions and discounts but before deducting expenses) received by the Selling Stockholder for the sale of the Shares sold by it hereunder.
(d)    Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company and the Selling Stockholder against any losses, claims, damages or liabilities to which the Company or the Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or any roadshow, [or any Testing-the-Waters Communication,] or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or any roadshow, [or any Testing-the-Waters Communication,] in reliance upon and in conformity with the Underwriter Information; and will reimburse the Company and the Selling Stockholder for any reasonable and documented out-of-pocket legal or other expenses reasonably incurred by the Company or the Selling Stockholder in connection with investigating or defending any such action or claim as such expenses are incurred. As used in this Agreement with respect to an Underwriter and an applicable document, “Underwriter Information” shall mean the written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; it being understood and agreed upon that the only such information furnished by or on behalf of any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the concession and reallowance figures appearing in the fifth paragraph under the caption “Underwriting”, and the information contained in the twelfth, thirteenth and fourteenth paragraph under the caption “Underwriting”.
(e)    Promptly after receipt by an indemnified party under subsection (a), (b), (c), or (d) of this Section 9 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; provided that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under the preceding paragraphs of this Section 9 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under the preceding paragraphs of this Section 9. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party; and no indemnified party shall, without the written consent of the indemnifying party (which consent shall not be unreasonably withheld), effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution has been agreed to by such indemnifying party.

(f)    If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b), (c) or (d) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholder on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (after deducting underwriting commissions and discounts and expenses but before deducting expenses) received by the Selling Stockholder bears to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholder on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (f) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (f). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (f) shall be deemed to include any reasonable and documented out-of-pocket legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (f), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this subsection (f), the Selling Stockholder shall not be required to contribute any amount in excess of the amount by which the net proceeds received by the Selling Stockholder from the sale of the Shares sold by it pursuant to this Agreement (after deducting underwriting discounts and commissions but before deducting expenses) exceeds the amount of any damages which the Selling Stockholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission pursuant to subsection (c) above. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (f) to contribute are several in proportion to their respective underwriting obligations and not joint.

(g)    The obligations of the Company and the Selling Stockholder under this Section 9 shall be in addition to any liability which the Company and the Selling Stockholder may otherwise have and shall extend, upon the same terms and conditions, to each employee, officer and director of each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act and each broker-dealer or other affiliate of any Underwriter; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company or the Selling Stockholder within the meaning of the Act.
10.    (a)    If any Underwriter shall default in its obligation to purchase the Shares that it has agreed to purchase hereunder at a Time of Delivery, the Representatives may in their discretion arrange for the Representatives or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter, the Representatives do not arrange for the purchase of such Shares, then the Selling Stockholder shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Shares on such terms. In the event that, within the respective prescribed periods, the Representatives notify the Selling Stockholder that the Representatives have so arranged for the purchase of such Shares, or the Selling Stockholder notifies the Representatives that it has so arranged for the purchase of such Shares, the Representatives or the Company or the Selling Stockholder shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the Representatives’ opinion may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.
(b)    If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representatives and the Selling Stockholder as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Selling Stockholder shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.
(c)    If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representatives and the Selling Stockholder as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all of the Shares to be purchased at such Time of Delivery, or if the Selling Stockholder shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to a Second Time of Delivery, the obligations of the Underwriters to purchase and of the Selling Stockholder to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholder, except for the expenses to be borne by the Company, the Selling Stockholder and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.
11.    The respective indemnities, rights of contribution, agreements, representations, warranties and other statements of the Company, the Selling Stockholder and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any director, officer, employee, affiliate or controlling person of any Underwriter, or the Company, or the Selling Stockholder, or any officer or director or controlling person of the Company, or any controlling person of the Selling Stockholder, and shall survive delivery of and payment for the Shares.
12.    If this Agreement shall be terminated pursuant to Section 10 hereof, neither the Company nor the Selling Stockholder shall then be under any liability to any Underwriter except as provided in Sections 7 and 9 hereof; but, if for any other reason any Shares are not delivered by or on behalf of the Selling Stockholder as provided herein, or the Underwriters decline to purchase the Shares for any reason permitted under this Agreement, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including reasonable and documented fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company and the Selling Stockholder shall then be under no further liability to any Underwriter except as provided in Sections 7 and 9 hereof.
13.    In all dealings hereunder, the Representatives shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representatives jointly or by the Representatives on behalf of the Underwriters.
All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail or telex to Goldman Sachs & Co. LLC, 200 West Street, New York, New York 10282, Attention: Registration Department; J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179, Fax: (212) 622-8358), Attention: Equity Syndicate Desk; if to the Company or the Selling Stockholder shall be delivered or sent by mail or telex to the address of the Company set forth in the Registration Statement, Attention: Chief Legal Officer; and to the Selling Stockholder shall be delivered or sent by telex or facsimile transmission to counsel for the Stockholder at its address set forth in Schedule II hereto or such other address as such stockholder provides in writing to the Company; provided, however, that any notice to an Underwriter pursuant to Section 9(c) hereof shall be delivered or sent by mail or telex to such Underwriter at its address set forth in its Underwriters’ Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company or the Selling Stockholder by the Representatives on request; Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company and the Selling Stockholder, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.
14.    This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Stockholder and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company and each person who controls the Company, the Selling Stockholder or any Underwriter, or any director, officer, employee, or affiliate of any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.
15.    Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.
16.    The Company and the Selling Stockholder acknowledge and agree that (i) the purchase and sale of the Shares pursuant to this Agreement is an arm’s-length commercial transaction between the Company and the Selling Stockholder, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company or the Selling Stockholder, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company or the Selling Stockholder with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or the Selling Stockholder on other matters) or any other obligation to the Company or the Selling Stockholder except the obligations expressly set forth in this Agreement, (iv) the Company and the Selling Stockholder has consulted its own legal and financial advisors to the extent it deemed appropriate, and (v) none of the activities of the Underwriters in connection with the transactions contemplated herein constitutes a recommendation, investment advice, or solicitation of any action by the Underwriters with respect to any entity or natural person. The Company and the Selling Stockholder waives to the full extent permitted by applicable law any claims it may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the Shares.
17.    The Company and the Selling Stockholder agree that they will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company or the Selling Stockholder, in connection with such transaction or the process leading thereto. The Selling Stockholder further acknowledges and agrees that, although the Underwriters may provide the Selling Stockholder with certain Regulation Best Interest and Form CRS disclosures or other related documentation in connection with the offering, the Underwriters are not making a recommendation to the Selling Stockholder to participate in the offering or sell any Shares at the purchase price set forth in Section 2 herein, and nothing set forth in such disclosures or documentation is intended to suggest that any Underwriter is making such a recommendation.

18.    This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the Selling Stockholder and the Underwriters, or any of them, with respect to the subject matter hereof.
19.    This Agreement and any transaction contemplated by this Agreement and any claim, controversy or dispute arising under or related thereto shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws that would result in the application of any other law than the laws of the State of New York. The Company and the Selling Stockholder agree that any suit or proceeding arising in respect of this Agreement or any transaction contemplated by this Agreement will be tried exclusively in the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in The City and County of New York and the Company and the Selling Stockholder agree to submit to the jurisdiction of, and to venue in, such courts.
20.    The Company, the Selling Stockholder and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.
21.    This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
22.    Notwithstanding anything herein to the contrary, the Company and the Selling Stockholder are authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company and the Selling Stockholder relating to that treatment and structure, without the Underwriters imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.
23.    Recognition of the U.S. Special Resolution Regimes.
(a)    In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)    In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.
(c)    As used in this Section 23:
“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).
“Covered Entity” means any of the following:
(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);
(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.
If the foregoing is in accordance with the Representatives’ understanding, please sign and return to us counterparts hereof, and upon the acceptance hereof by the Representatives, on behalf of each of the Underwriters, this Agreement and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and the Selling Stockholder. It is understood that the Representatives’ acceptance of this Agreement on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company and the Selling Stockholder for examination, upon request, but without warranty on the Representatives’ part as to the authority of the signers thereof.
[Signature pages follow]

Very truly yours,

UL Solutions Inc.

By:
Name:
Title:

ULSE Inc.

By:
Name:
Title:

Accepted as of the date hereof:

Goldman Sachs & Co. LLC

By:
Name:
Title:

J.P. Morgan Securities LLC

By:
Name:
Title:

On behalf of each of the Underwriters

SCHEDULE I

Underwriter	Total Number of Firm Shares to be Purchased	Number of Optional Shares to be Purchased if Maximum Option Exercised
Goldman Sachs & Co. LLC	[●]	[●]
J.P. Morgan Securities LLC	[●]	[●]
[●]	[●]	[●]

Total	[●]	[●]

SCHEDULE II

Name of Selling Stockholder	Address

ULSE Inc.	Attn: Chief Legal Officer 1603 Orrington Ave, Suite 2000 Evanston, IL 60201 Email: ulse.legal.notices@ul.org

SCHEDULE III
(a)Issuer Free Writing Prospectuses not included in the Pricing Disclosure Package:
Electronic Roadshow dated [●], 2024
(b)Additional documents incorporated by reference:
None
(c)Information other than the Pricing Prospectus that comprise the Pricing Disclosure Package:
The public offering price per share for the Shares is $[●]
The number of Shares purchased by the Underwriters is [●]
(d)[Written Testing-the-Waters Communications:
Reference is made to the materials used in the testing-the-waters presentation made to potential investors by the Company, to the extent such materials are deemed to be a “written communication” within the meaning of Rule 405 of the Act.]

SCHEDULE IV
1.    UL GmbH
2.    UL LLC
3.    UL-CCIC Company Limited
4.    UL International-Singapore Private Limited
5.    UL International Germany GmbH
6.    Underwriters Laboratories Taiwan Co., Ltd.
7.    UL Verification Services Inc.
8.    Underwriters Laboratories BV

ANNEX I
Form of Lock-up Agreement
UL Solutions Inc.
Lock-Up Agreement
                   , 2024
Goldman Sachs & Co. LLC
J.P. Morgan Securities LLC
As Representatives of the several Underwriters
c/o Goldman Sachs & Co. LLC
200 West Street
New York, New York 10282-2198
c/o J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179
Re: UL Solutions Inc. - Lock-Up Agreement
Ladies and Gentlemen:
The undersigned understands that Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as representatives (the “Representatives”), propose to enter into an underwriting agreement (the “Underwriting Agreement”) on behalf of the several Underwriters named in Schedule I to the Underwriting Agreement (collectively, the “Underwriters”), with UL Solutions Inc., a Delaware corporation (the “Company”), and the Selling Stockholder named in Schedule II to the Underwriting Agreement, providing for the public offering (the “Public Offering”) of shares of Class A common stock, par value $0.001 per share (the “Class A Common Stock”) of the Company (the “Shares”) pursuant to a Registration Statement on Form S-1 (as may be amended from time to time, the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”).
As used herein, the term “Common Stock” collectively refers to the Company’s Class A Common Stock and the Company’s Class B Common Stock, par value $0.001 per share (the “Class B Common Stock”), to be outstanding after the Public Offering.
In consideration of the agreement by the Underwriters to offer and sell the Shares, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period beginning from the date of this Lock-Up Agreement and continuing to and including the date 90 days after the date set forth on the final prospectus used to sell the Shares (the “Lock-Up Period”), the undersigned shall not, and shall not cause or direct any of its affiliates to, (i) offer, sell, contract to sell, pledge, grant any option to purchase, lend or otherwise dispose of any shares of Common Stock, or any options or warrants to purchase any shares of Common Stock, or any securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock (such options, warrants or other securities, collectively, “Derivative Instruments”), including without limitation any such shares of Common Stock or Derivative Instruments now owned or hereafter acquired by the undersigned (collectively, the “Lock-Up Securities”), (ii) engage in any hedging or other transaction or arrangement (including, without limitation, any short sale or the purchase or sale of, or entry into, any put or call option, or combination thereof, forward, swap or any other derivative transaction or instrument, however described or defined) which is designed to or which reasonably could be expected to lead to or result in a sale, loan, pledge or other disposition (whether by the undersigned or someone other than the undersigned), or transfer of any of the economic consequences of ownership, in whole or in part, directly or indirectly, of any Lock-Up Securities, whether any such transaction or arrangement (or instrument provided for thereunder) would be settled by delivery of Common Stock or other securities, in cash or otherwise (any such sale, loan, pledge or other disposition, or transfer of economic consequences, a “Transfer”) or (iii) otherwise publicly announce any intention to engage in or cause any action or activity described in clause (i) above or transaction or arrangement described in clause (ii) above. The undersigned represents and warrants that the undersigned is not, and has not caused or directed any of its affiliates to be or become, currently a party to any agreement or arrangement that provides for, is designed to or which reasonably could be expected to lead to or result in any Transfer during the Lock-Up Period. In addition, the undersigned agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to the registration of any Lock-Up Securities.
If the undersigned is not a natural person, the undersigned represents and warrants that no single natural person, entity or “group” (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) (the “Exchange Act”)), other than a natural person, entity or “group” (as described above) that has executed a Lock-Up Agreement in substantially the same form as this Lock-Up Agreement, beneficially owns, directly or indirectly, 50% or more of the common equity interests, or 50% or more of the voting power, in the undersigned.
The foregoing shall not apply to:
(a) any transfer of the undersigned’s Lock-Up Securities:
(i) to the Underwriters pursuant to the Underwriting Agreement,
(ii) as a bona fide gift or gifts or charitable contribution, or for bona fide estate planning purposes, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, and, provided further, that any such transfer shall not involve a disposition for value; and provided further that no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of Class A Common Stock, or other public announcement, shall be required or shall be voluntarily made during the Lock-Up Period (other than any required Form 4 filing as a result of such transfer by a Section 16 reporting person or Form 5 filing after the end of the calendar year in which such transaction occurs, in each case that clearly indicates in the footnotes thereto the nature and conditions of such transfer),
(iii) to any beneficiary of the undersigned pursuant to a will, other testamentary document or intestate succession, provided that such beneficiary agrees to be bound by the restrictions set forth herein and, provided further, that any such transfer shall not involve a disposition for value; and provided further that no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of Class A Common Stock, or other public announcement, shall be required or shall be voluntarily made during the Lock-Up Period (other than any required Form 5 filing after the end of the calendar year in which such transaction occurs that clearly indicates in the footnotes thereto the nature and conditions of such transfer),
(iv) to any member of the undersigned’s immediate family, provided that such immediate family member agrees to be bound by the restrictions set forth herein and that any such transfer shall not involve a disposition for value; and provided further that no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of Class A Common Stock, or other public announcement, shall be required or shall be voluntarily made during the Lock-Up Period (other than any required Form 5 filing after the end of the calendar year in which such transaction occurs),
(v) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value; and provided further that no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of Class A Common Stock, or other public announcement, shall be required or shall be voluntarily made during the Lock-Up Period (other than any required Form 5 filing after the end of the calendar year in which such transaction occurs),
(vi) to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (ii) through (v) above, provided that the nominee or custodian agrees to be bound in writing by the restrictions set forth herein, and, provided further, that any such transfer shall not involve a disposition for value; and provided further that no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of Class A Common Stock, or other public announcement, shall be required or shall be voluntarily made during the Lock-Up Period (other than any required Form 5 filing after the end of the calendar year in which such transaction occurs that clearly indicates in the footnotes thereto the nature and conditions of such transfer),
(vii) by operation of law, such as pursuant to a court or regulatory agency, pursuant to a qualified domestic order or in connection with a divorce settlement or decree or separation agreement, provided that such transferee agrees to be bound by the restrictions set forth herein; and provided further that any filing required under Section 16(a) of the Exchange Act to be made during the Lock-Up Period shall clearly indicate in the footnotes thereto the nature and conditions of such transfer,
(viii) to the Company or its affiliates, if the undersigned is an employee or consultant of the Company or otherwise provides services to the Company, upon death, disability or termination of service, in each case, provided that any filing required under Section 16(a) of the Exchange Act to be made during the Lock-Up Period shall clearly indicate in the footnotes thereto the nature and conditions of such transfer,
(ix) if the undersigned is a corporation, partnership, limited liability company, trust or other business entity, the transfer of the undersigned’s Lock-Up Securities (A) to another corporation, partnership, limited liability company, trust or other business entity that is an affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of the undersigned, or to any investment fund or other entity controlled or managed by the undersigned or affiliates of the undersigned, in each case without consideration or (B) as part of a distribution, transfer or disposition without consideration by the undersigned to its stockholders, partners, members, beneficiaries or other equity holders; provided, however, that in the case of (A) and (B), it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding such Lock-Up Securities subject to the provisions of this Lock-Up Agreement and that there shall be no further transfer of such Lock-Up Securities except in accordance with this Lock-Up Agreement; provided further, that any such transfer shall not involve a disposition for value; and, provided further, that no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of Class A Common Stock, or other public announcement, shall be required or shall be voluntarily made during the Lock-Up Period (other than any required Form 5 filing after the end of the calendar year in which such transaction occurs),
(x) to the Company upon the exercise, vesting, conversion or settlement of any cash-settled appreciation rights (“CSARs”), stock-settled stock appreciation rights (“SSARs”), performance cash awards or any other equity awards (including, without limitation, restricted stock units, performance share units and stock options) or any security convertible into or exercisable or exchangeable for shares of Common Stock (including, in each case, by way of “net” or “cashless” exercise) granted under an equity incentive plan or other equity award plan described in the Prospectus (as defined in the Underwriting Agreement) and Registration Statement (including for the payment of tax withholdings or remittance payments), provided that (A) the shares of Common Stock or other securities received upon vesting, settlement or exercise of the CSARs, SSARs, performance cash awards or other equity awards shall be subject to this Lock-Up Agreement and (B) any filing required under Section 16(a) of the Exchange Act to be made during the Lock-Up Period shall clearly indicate in the footnotes thereto the nature and conditions of such transfer,
(xi) pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction involving a Change of Control (as defined below) of the Company that has been made to all holders of the Company’s capital stock, provided that, if such tender offer, merger, consolidation or other such transaction is not completed, any of the Lock-Up Securities subject to this Lock-Up Agreement shall remain subject to the restrictions set forth herein,
(xii) to the Company in connection with the conversion of any shares of Class B Common Stock held by the undersigned as of the date of the Underwriting Agreement into shares of Class A Common Stock provided, that any shares of Class A Common Stock received by the undersigned as a result of such conversion shall be subject to the restrictions set forth herein and provided further that any filing required under Section 16(a) of the Exchange Act to be made during the Lock-Up Period shall clearly indicate in the footnotes thereto that the filing relates solely to the conversion of shares of Class B Common Stock into shares of Class A Common Stock, or
(xiii) with the prior written consent of the Representatives on behalf of the Underwriters;
(b) any sale of any Lock-Up Securities acquired by the undersigned (1) in the open market after the completion of the Public Offering or (2) in the Public Offering, provided in the case of (2) that the undersigned is not a director or officer of the Company, and provided further, in each case, that no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of Class A Common Stock, or other public announcement, shall be required or shall be voluntarily made during the Lock-Up Period (other than any required Form 5 filing after the end of the calendar year in which such transaction occurs); or

(c) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act; provided that (i) no transfers occur under such plan during such Lock-Up Period and (ii) no public announcement or filing or report under the Exchange Act shall be voluntarily made by or on behalf of the undersigned or the Company regarding the establishment of such plan during the Lock-Up Period, and if any announcement, filing or report shall be legally required during the Lock-Up Period, such announcement, filing or report shall clearly indicate therein that that none of the securities subject to such plan may be transferred, sold, or otherwise disposed of pursuant to such plan until after the expiration of the Lock-Up Period.
For purposes of this Lock-Up Agreement, (i) “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin, and (ii) “Change of Control” shall mean the consummation of any bona fide third party tender offer, merger, consolidation or other similar transaction the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, other than the Company, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of at least a majority of the outstanding voting securities of the Company.
The undersigned now has, and, except as contemplated by clause (a) above, for the duration of this Lock-Up Agreement will have, good and marketable title to the undersigned’s Lock-Up Securities, free and clear of all liens, encumbrances, and claims whatsoever. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s Lock-Up Securities except in compliance with the foregoing restrictions.
The undersigned acknowledges and agrees that none of the Underwriters has made any recommendation or provided any investment or other advice to the undersigned with respect to this Lock-Up Agreement or the subject matter hereof, and the undersigned has consulted its own legal, accounting, financial, regulatory, tax and other advisors with respect to this Lock-Up Agreement and the subject matter hereof to the extent the undersigned has deemed appropriate. The undersigned further acknowledges and agrees that, although the Underwriters may provide certain Regulation Best Interest and Form CRS disclosures or other related documentation to the undersigned in connection with the Public Offering, the Underwriters are not making a recommendation to you to participate in the Public Offering or sell any Shares at the price determined in the Public Offering, and nothing set forth in such disclosures or documentation is intended to suggest that any Underwriter is making such a recommendation.
The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns.
This Lock-up Agreement may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
This Lock-up Agreement and any claim, controversy or dispute arising under or related to this Lock-up Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflict of laws principles that would result in the application of the laws of any other jurisdiction.

This Lock-up Agreement shall be terminated and the undersigned shall be released from its obligations hereunder upon the earlier of (i) prior to the execution of the Underwriting Agreement, if the Company or the Representatives advise the other in writing that they have determined not to proceed with the Public Offering, (ii) the date on which the Company files an application with the SEC to withdraw the Registration Statement with respect to the Public Offering, (iii) the date on which the Underwriting Agreement is terminated prior to payment for and delivery of the Shares to be sold thereunder (other than pursuant to the Underwriters’ over-allotment option) or (iv) [●], 2024, if the Public Offering is not completed by such date (provided, however, that the Company may, by written notice to the undersigned prior to such date, extend such date by a period of up to an additional 90 days).
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